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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 15, 2004
                Date of Report (Date of earliest event reported)

                              E.DIGITAL CORPORATION
               (Exact name of registrant as specified in charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                     0-20734
                            (Commission File Number)

                                   33-0591385
                        (IRS Employer Identification No.)

                         13114 Evening Creek Drive South
                           San Diego, California 92128
                    (Address of principal executive offices)

                                 (858) 679-1504
              (Registrant's telephone number, including area code)

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ITEM  9. Regulation FD Disclosure.

      The exhibit attached to this Form 8-K is hereby furnished pursuant to Item 9.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          e.DIGITAL CORPORATION

                          By: /s/ Renee Warden
                          ------------------------------------------------------
Date: November 15, 2004   Renee Warden, Chief Accounting Officer, Secretary and
                          Treasurer (Principal Financial and Accounting Officer
                          and duly authorized to sign on behalf of the
                          Registrant)

                                  EXHIBIT INDEX

Exhibit No.              Description
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99.1        Press release dated November 15, 2004, regarding record second quarter revenue